UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022

_______________________________________________

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 478-7808

N/A

(Former name or former address, if changed since last report.)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RDNT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Employment Agreements with Executive Management

On September 1, 2022, Radnet Management, Inc. (the “Company”), which is a wholly-owned subsidiary of RadNet, Inc. (“RadNet”), entered into executive employment agreements (each an “Agreement” and together the “Agreements”) with certain members of RadNet’s executive management team including four of RadNet’s named executive officers (each of such named executive officers is an “Employee” and together the “Employees”), pursuant to which each Employee will continue to be employed by the Company under the terms and conditions of the Agreements. Under the Agreements, employment is “at will” and may be terminated by either the Company or the Employee at any time. The new Agreements generally have uniform terms and conditions and they replace and supersede all existing employment agreements although certain individual-specific legacy provisions from the former agreements are retained in the Agreements.

Under the Agreement, each Employee is eligible to:

(a) receive an annual base salary specified in the below table (subject to adjustment in the discretion of RadNet’s Board of Directors or its compensation committee);

(b) participate in bonus and incentive compensation plans;

(c) receive full vesting of the time-based vesting portions of their outstanding equity compensation awards upon a “change in control” of RadNet (which term is defined in RadNet’s Equity Incentive Plan);

(d) receive reimbursement for all reasonable business expenses and be covered under directors and officers liability insurance coverage;

(e) receive six weeks annual paid vacation in accordance with the Company’s vacation policy for employees and receive medical, disability and life insurance coverage and such sick leave and holiday benefits, if any, and any other benefits as are made available to executive officers generally; and

(f) receive transportation assistance in the form of either a Company provided automobile or in the form of a monthly automobile allowance.

Name	Title	Annual Salary
Mark D. Stolper	Executive Vice President and	$575,000
	Chief Financial Officer

Stephen M. Forthuber	President and	$650,000
	Chief Operating Officer –
	Eastern Operations

Norman R. Hames	President and	$650,000
	Chief Operating Officer –
	Western Operations

Mital Patel	Executive Vice President,	$575,000
	of Financial Planning and Analysis
	and Chief Administrative Officer

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Upon termination of employment for any reason the Company shall pay or provide to Employee, or Employee’s estate, the annual base salary, prorated through the date of termination. Unless his employment is terminated due to his death or disability, Mr. Hames will also receive a lump sum payment of $1,050,000 (the “Hames Termination Payment”) (or $350,000 if his employment was terminated for Cause (as defined in his Agreement)).

In the event that Employee’s employment by the Company is terminated due to Employee’s death, then:

(a) Employee’s representative shall have up until the first anniversary of the termination of employment (or the applicable expiration date if earlier) to exercise Employee’s vested stock options; and

(b) Employee shall receive full vesting of the time-based vesting portions of Employee’s outstanding equity compensation awards.

In the event that Employee’s employment by the Company is terminated due to Employee’s Disability (as defined in the Agreement), then:

(a) Employee shall receive the same benefits provided above in the case of Employee’s death; and

(b) Employee shall receive a lump sum payment in an amount equal to the sum of Employee’s then annual base salary plus the greater of Employee’s prior year annual cash bonus or the average of Employee’s prior three years annual cash bonus (the greater of such two bonuses is the “Severance Bonus”).

In the event that Employee’s employment by the Company is terminated either (i) by the Company without Cause (as defined in the Agreement), or (ii) by the Employee for Good Reason (as defined in the Agreement) (either a “Qualifying Termination”), then:

(a) Employee shall receive severance in an amount equal to the Severance Pay (defined below);

(b) Employee shall receive full vesting of the time-based vesting portions of Employee’s outstanding equity compensation awards; and

(c) the Company shall (1) pay the cost of the premium for Employee to receive continuation coverage (as defined in the Consolidation Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”)) under the Company’s (or RadNet’s) group medical plan until the earlier of (i) the second anniversary of the termination date or (ii) the maximum time for which COBRA continuation coverage is permitted under applicable law or (iii) the date on which Employee obtains substantially equivalent benefits from another party and (2) continue to provide Employee with life insurance coverage in accordance with the Company’s (or RadNet’s) benefits program until the earlier of (x) the second anniversary of the termination date or (y) the date on which Employee obtains substantially equivalent benefits from another party. If Employee was not then covered under the applicable benefit plan at the time of termination then the Company shall pay Employee the cash equivalent for such benefit.

For purposes of the above, “Severance Pay” means a dollar amount that is equal to: (i) if the number of Employee’s years of service with the Company is less than five, Employee’s then annual base salary, (ii) if the number of Employee’s years of service with the Company is at least five but less than ten, the sum of Employee’s then annual base salary plus the Severance Bonus, or (iii) if the number of Employee’s years of service with the Company is at least ten, the sum of 200% of Employee’s then annual base salary plus 200% of the Severance Bonus. In the case of Mr. Hames, Severance Pay would be reduced by the Hames Termination Payment. All of the Employees presently have accumulated more than ten years of service with the Company.

In order to receive any of the above post termination compensation and benefits for a Qualifying Termination or termination due to death or disability, the Employee or his representative must timely sign and not revoke a complete and general release of claims in a form to be reasonably determined by the Company.

The Agreements also contain provisions regarding, among other things, confidential information, governing law, dispute resolutions and covenants governing Employee’s conduct.

The foregoing summary is qualified in its entirety by reference to the copies of the Agreements attached as exhibits to this report.

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Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of Exhibit

10.1	Employment Agreement, dated September 1, 2022, between Radnet Management, Inc. and Mark D. Stolper
10.2	Employment Agreement, dated September 1, 2022, between Radnet Management, Inc. and Stephen M. Forthuber
10.3	Employment Agreement, dated September 1, 2022, between Radnet Management, Inc. and Norman R. Hames
10.4	Employment Agreement, dated September 1, 2022, between Radnet Management, Inc. and Mital Patel
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadNet, Inc.

Date: September 2, 2022	By:	/s/ David J. Katz
David J. Katz
Executive Vice President, General Counsel and Corporate Secretary

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